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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) September 11, 2002
                                                      ------------------



                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702            34-1531521
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 (State or Other Jurisdiction         (Commission         (IRS Employer
       of Incorporation)              File Number)      Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut               06880
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          (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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





Item 5.  Other Events.

On September 11, 2002, Terex Corporation ("Terex" or the "Company") announced a new operating structure. The Company now operates primarily in four business segments: (i) Terex Construction, (ii) Terex Cranes, (iii) Terex Mining, and
(iv) Terex Roadbuilding and Utility Products and Other. The industry segment information shown in Note O - "Business Segment Information" in the Notes to the Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, has been reclassified as shown below to reflect results based on the four current business segments.

Terex Construction designs, manufactures and markets loader backhoes, articulated and rigid off-highway trucks, mobile crushing and screening equipment, excavators (including both mini- and midi-excavators), compaction equipment, loading machines, wheeled loaders, rough terrain telescopic boom material handlers, related components and replacement parts, and other products. Currently, Terex Construction products are marketed under the following brand names: Atlas, Benford, B.L. Pegson, CPV, Fermec, Finlay, Fuchs, Italmacchine, Matbro, Powerscreen, Schaeff, Square Shooter and Terex. These products are used primarily by construction, logging, mining, industrial and government customers in building roads and commercial and residential buildings and supplying coal, minerals, sand and gravel.

Terex Cranes designs, manufactures and markets telescopic mobile cranes (including rough terrain, truck and all-terrain mobile cranes), lattice boom cranes, tower cranes, truck-mounted cranes (boom trucks), related components and replacement parts, and other products. Currently, Terex Cranes products are marketed under the following brand names: American, Bendini, Comedil, Demag, Franna, Koehring, Lorain, Marklift, Peiner, PPM, RO and Terex. These products are used primarily for construction, repair and maintenance of infrastructure, buildings and manufacturing facilities.

Terex Mining designs, manufactures and markets large hydraulic excavators and high capacity surface mining trucks, related components and replacement parts, and other products. Currently, Terex Mining products are marketed under the following brand names: Lectra Haul, O&K, Payhauler, Terex and Unit Rig. These products are primarily used by mining and government customers in supplying coal and minerals.

Terex Roadbuilding and Utility Products and Other designs, manufactures and markets equipment for the roadbuilding, utility and light construction industries. Products include asphalt and concrete plants and pavers, reclaimers, stabilizers and milling machines, crushing and screening equipment, aerial devices, digger derricks, tree trimmers, light towers, generators, related components and replacement parts, and other products. Currently, Terex Roadbuilding and Utility Products and Other products are marketed under the following brand names: Advance, Amida, Bartell, Bid-Well, Canica, Cedarapids, Cifali, CMI, Coleman Engineering, Grayhound, Hi-Ranger, Jaques, Johnson-Ross, Load King, Morrison, Muller, Re-Tech, Royer, Simplicity, Telelect and Terex. These products are used primarily by government, utility and construction customers to build roads, maintain utility lines and trim trees.

On July 19, 2002, the Company announced it had signed an Agreement and Plan of Merger with Genie Holdings, Inc. ("Genie"), a global manufacturer of aerial work platforms. Upon completion of Terex's acquisition of Genie, Genie will comprise a new segment, Terex Aerial Work Platforms.



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



Industry segment information is presented below (amounts in millions):

                                                               Year Ended December 31,
                                                      ------------------------------------------
                                                          2001          2000          1999
                                                      ------------ ------------- ---------------
Sales
  Terex Construction................................. $    739.1    $    708.0    $    507.2
  Terex Cranes.......................................      492.5         675.2         711.9
  Terex Mining.......................................      266.2         319.3         453.0
  Terex Roadbuilding, Utility Products and Other.....      365.5         415.0         236.5
  Eliminations/Corporate.............................      (50.8)        (48.8)        (52.0)
                                                      ------------ ------------- ---------------
    Total............................................ $  1,812.5    $  2,068.7    $  1,856.6
                                                      ============ ============= ===============

Income from Operations
  Terex Construction................................. $     49.4    $     84.1    $     55.7
  Terex Cranes.......................................       12.3          56.9          57.0
  Terex Mining.......................................       14.5           6.9          35.6
  Terex Roadbuilding, Utility Products and Other.....       26.0          51.7          28.7
  Eliminations/Corporate.............................        2.0          (1.3)          1.3
                                                      ------------ ------------- ---------------
    Total............................................ $    104.2    $    198.3    $    178.3
                                                      ============ ============= ===============

Depreciation and Amortization
  Terex Construction................................. $     11.9    $     13.0    $      9.4
  Terex Cranes.......................................        9.0          10.4           9.7
  Terex Mining.......................................        5.3           5.8           5.6
  Terex Roadbuilding, Utility Products and Other.....        9.8           8.8           4.4
  Eliminations/Corporate.............................        4.3           3.5           3.1
                                                      ------------ ------------- ---------------
    Total............................................ $     40.3    $     41.5    $     32.2
                                                      ============ ============= ===============

Capital Expenditures
  Terex Construction................................. $      4.8    $      6.9    $      7.1
  Terex Cranes.......................................        3.8          11.8           5.0
  Terex Mining.......................................        0.5           1.6           5.4
  Terex Roadbuilding, Utility Products and Other.....        4.3           3.9           3.6
  Eliminations/Corporate.............................        0.1         ---             0.3
                                                      ------------ ------------- ---------------
    Total............................................ $     13.5    $     24.2    $     21.4
                                                      ============ ============= ===============

                                                              December 31,
                                                      --------------------------
                                                          2001          2000
                                                      ------------ -------------
Identifiable Assets
  Terex Construction................................. $  1,009.6    $    976.5
  Terex Cranes.......................................      457.4         495.9
  Terex Mining.......................................      386.0         411.8
  Terex Roadbuilding, Utility Products and Other.....      533.8         359.5
  Corporate..........................................      825.2         685.6
  Eliminations.......................................     (825.0)       (945.6)
                                                      ------------ -------------
    Total............................................ $  2,387.0    $  1,983.7
                                                      ============ =============



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



The industry segment information shown in Note K - "Business Segment Information" in the Notes to Condensed Consolidated Statements contained in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, has been reclassified as shown below to reflect results based on the four current business segments.

Industry segment information is presented below (amounts in millions):

                                                           Three Months Ended            Six Months Ended
                                                                June 30,                     June 30,
                                                    ----------------------------------------------------------
                                                         2002             2001          2002          2001
                                                    -------------- --------------- ------------- -------------
Sales
  Terex Construction............................... $     347.0    $     203.7     $    611.3    $    383.7
  Terex Cranes.....................................       136.4          141.2          271.5         279.6
  Terex Mining.....................................        73.2           30.7          138.5          91.7
  Terex Roadbuilding, Utility Products and Other...       157.7           84.0          290.3         189.8
  Eliminations/Corporate...........................       (24.1)         (20.3)         (39.4)        (28.1)
                                                    -------------- --------------- ------------- -------------
    Total.......................................... $     690.2    $     439.3     $  1,272.2    $    916.7
                                                    ============== =============== ============= =============
Income (Loss) from Operations
  Terex Construction............................... $      29.1    $      20.8     $     44.6    $     35.5
  Terex Cranes.....................................        12.3           12.9           19.6          21.8
  Terex Mining.....................................        (3.1)          (0.9)          (1.5)          2.1
  Terex Roadbuilding, Utility Products and Other...         2.6            5.7           11.0          16.6
  Eliminations/Corporate...........................        (2.3)           0.7           (3.6)          1.2
                                                    -------------- --------------- ------------- -------------
    Total.......................................... $      38.6    $      39.2     $     70.1    $     77.2
                                                    ============== =============== ============= =============


                                                         June 30,   December 31,
                                                          2002          2001
                                                    -------------- -------------
   Identifiable Assets
     Terex Construction............................ $    1,350.7   $    1,009.6
     Terex Cranes..................................        499.1          457.4
     Terex Mining..................................        269.1          386.0
     Terex Roadbuilding, Utility Products and Other        584.9          533.8
     Corporate.....................................        931.3          825.2
     Eliminations..................................       (963.3)        (825.0)
                                                    -------------- -------------
       Total....................................... $    2,671.8   $    2,387.0
                                                    ============== =============




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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 16, 2002


                                             TEREX CORPORATION


                                             By:  /s/ Eric I Cohen
                                                  Eric I Cohen
                                                  Senior Vice President









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